                                 EXHIBIT 6.2(c)
                         Omnibus Contribution Agreement


            GENERAL PARTNER RECOURSE LIABILITY RISK SHARING AGREEMENT


          This General Partner Recourse Liability Risk Sharing Agreement (the "Agreement") is made as of _____________, 1998 by the undersigned (the "Indemnitors") to Equity Residential Properties Trust, a Maryland real estate investment trust (the "General Partner") and the general partner of ERP Operating Limited Partnership, an Illinois limited partnership (the "Partnership").

                                    RECITALS

          The Indemnitors are proposing to become limited partners of the Partnership (each a "Limited Partner" and together with the other Indemnitors, the "Limited Partners"). Prior to the admission of the Indemnitors as Limited Partners of the Partnership, the Partnership has incurred certain indebtedness in order to finance the Partnership's business and expects in the future to refinance such indebtedness and to incur additional indebtedness. The General Partner may, under certain circumstances, be liable to the holders of such indebtedness to repay the amounts due thereunder in the event that the Partnership is unable to satisfy such indebtedness. Because the indebtedness that has been incurred or may in the future be incurred by the Partnership benefits the partners of the Partnership, including the Indemnitors, the General Partner is requiring that, as a condition to the admission of the Indemnitors as Limited Partners of the Partnership, the Indemnitors execute and deliver this Agreement which, subject to the terms and conditions set forth herein, will obligate the Indemnitors to indemnify the General Partner against losses incurred in satisfying certain indebtedness of the Partnership.

          In consideration of the foregoing, and in order to induce the General Partner to admit the Indemnitors as Limited Partners of the Partnership, the Indemnitors agree with the General Partner as follows:

          Section 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings set forth below:

          "CONTRIBUTION OBLIGATION" means an amount that the General Partner is obligated to pay to the Partnership or to any other person to whom any Recourse Liabilities are owed in order to discharge or satisfy such Recourse Liabilities under circumstances where the Partnership is unable to do so after exhaustion of all remedies against the Partnership.

          "DEBT SERVICE" means for any period the sum of interest expense and regularly scheduled principal amortization for the most recently available trailing twelve month period.

          "EBITDA" means, for any period, the earnings of the Partnership for such period from continuing operations, minus associated costs generally excluding interest expense, income taxes, unallocated depreciation and amortization), for the most recently available trailing twelve


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month period.

          "INDEMNITOR MAXIMUM INDEMNIFICATION AMOUNT" means the amount shown for each Indemnitor on Exhibit A hereto. Exhibit A shall not be amended to add additional Indemnitors other than as specified pursuant to this Agreement. Upon the liquidation of any entity Indemnitor listed on Exhibit A, the Indemnitor Maximum Indemnification Amount of the Indemnitors who have assumed such entity's Indemnitor Maximum Indemnification Amount shall, pursuant to Exhibit A, be correspondingly increased, the Indemnitor Maximum Indemnification Amount of the entity shall be eliminated, and Exhibit A shall be appropriately amended.

          "LIMITED PARTNER MAXIMUM INDEMNIFICATION AMOUNT" means the aggregate maximum amount as of the date in question that the Limited Partners listed as Indemnitors on Exhibit A, are obligated to indemnify the General Partner for payments that the General Partner is obligated to pay in order to discharge or satisfy Recourse Liabilities of the Partnership under circumstances where the Partnership is unable to do so after exhaustion of all remedies against the Partnership.

          "MARKET VALUE OF TOTAL EQUITY" means the total value of all outstanding OP Units, with each OP Unit valued at the current market value of a Common Share.

          "NONRECOURSE LIABILITY" means a liability as defined in Treasury Regulation Section 1.704-2(b)(3).

          "PARTNER NONRECOURSE LIABILITY" means a liability as defined in Treasury Regulation Section 1.704-2(b)(4).

          "PARTNERSHIP AGREEMENT" means the Fourth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership dated as of September 30, 1995, as further amended and/or restated from time to time after the date hereof.

          "PROPORTIONATE SHARE" means with respect to each Indemnitor a percentage determined by dividing the Indemnitor Maximum Indemnification Amount by the Limited Partner Maximum Indemnification Amount.

          "RECOURSE LIABILITIES" means the amount of indebtedness owed by the Partnership other than Nonrecourse Liabilities and Partner Nonrecourse Liabilities.

          "THRESHOLD AMOUNT" means an amount equal to all Recourse Liabilities of the Partnership outstanding immediately prior to a Contribution Obligation reduced by the Limited Partner Maximum
Indemnification Amount set forth on Exhibit A hereto.

          "TOTAL LIABILITIES" means, as of the date of determination, all liabilities of the Partnership.

                                            2

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          Section 2.   INDEMNIFICATION.

          (a) Each Indemnitor shall indemnify the General Partner and its successor or assigns for the Indemnitor's Proportionate Share of any Contribution Obligation of the General Partner in excess of the Threshold Amount. The indemnification obligation of each Indemnitor under this Agreement shall be several and not joint and shall be payable by such Indemnitor upon receipt of written notice from the General Partner of the Contribution Obligation of the General Partner giving rise to the Indemnitor's indemnification obligation hereunder. In the event that an entity Indemnitor listed on Exhibit A fails to satisfy its Proportionate Share of any Contribution Obligation after a demand for payment by the General Partner, or is liquidated or dissolved prior to such demand for payment, such entity's Indemnitor Maximum Indemnification Amount is hereby assumed by the specified Indemnitors in the amounts and as set forth in
Section 2 of Exhibit A hereto. Upon the liquidation of any entity Indemnitor listed on Exhibit A, the Indemnitor Maximum Indemnification Amount of the Indemnitors who have assumed such entity's Indemnitor Maximum Indemnification Amount shall be correspondingly increased, the Indemnitor Maximum Indemnification Amount of the entity shall be eliminated, and Exhibit A shall be appropriately amended.

          (b)  Each Indemnitor agrees that the indemnity referred to in
Section 2 (a) above shall be satisfied strictly in accordance with the terms of this Agreement regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the General Partner.

          (c) The Indemnitors hereby authorize the General Partner to notify recourse creditors of the existence of this Agreement, and the Indemnitors and the General Partner jointly agree that this Agreement shall within 15 days of execution, be filed as an Exhibit to a periodic or quarterly report filed by the General Partner and/or the Partnership under the Securities and Exchange Act of 1934, as amended.

          Section 3. REPRESENTATIONS AND WARRANTIES. Each Indemnitor represents and warrants to the General Partner as follows:

          (a) This Agreement constitutes an actual and binding obligation of each Indemnitor enforceable against each Indemnitor in accordance with its terms, except as such enforceability may be qualified by equitable principles or by bankruptcy, insolvency and similar laws.

          (b) No authorization or approval or other action by, and no notice to, or filing with, any governmental authority is required for due execution, delivery, and performance by any Indemnitor of this Agreement.

          Section 4.    MISCELLANEOUS.

          (a) No amendment of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto and any waiver or consent shall be effective only in

                                            3

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the specific instance and for the specific purpose for which it is given.

          (b) No failure on the part of the parties hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (d) Each Indemnitor hereby waives, irrevocably and unconditionally, all rights of contribution, if any, and any other right of indemnity, subrogation or any other right it may have to claim or recover in any legal action or proceeding any amount, if any, against the Partnership, all partners of the Partnership, or any other party against whom such Indemnitor may have any such rights.

          (e) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

          (f) Subject to Section 2(a) hereof, with respect to the assumption by an individual Indemnitor of the Indemnitor Maximum Indemnification Amount of an entity Indemnitor as listed in Exhibit A, the obligations of an Indemnitor hereunder shall terminate upon the earlier of (i) the Indemnitor agreeing to become an Obligated Partner with a Restoration Amount equal to its Indemnitor Maximum Indemnification Amount pursuant to an execution by the General Partner and such Indemnitor of the proposed amendment to the Fourth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership attached hereto as Exhibit B, (ii) the death or dissolution of such Indemnitor, or (iii) the date 6 months after the Indemnitor ceases to be a Limited Partner of the Partnership, unless at such time, or during the 6 month period following such time, there has been:

               i. An entry of a decree or order for relief in respect of the Partnership by a court having jurisdiction over a substantial part of the Partnership's assets, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the Partnership's affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

               ii. The commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

               iii. The commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any

                                            4

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                    other applicable federal or state bankruptcy, insolvency
                    or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of the Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing; or

               iv. A failure by the Partnership to maintain a ratio of Total Liabilities to Market Value of Total Equity of less than 400%; or

               v. A failure by the Partnership to maintain a ratio of EBITDA to Debt Service of greater than 110%.

; PROVIDED, THAT, after the passage of such six (6) months, the obligations of such Indemnitor shall terminate at the first time, if any, that all of the conditions set forth (i) through (v) above are no longer in existence.

          The Indemnitors have caused this Agreement to be duly executed as of the date first above written.

Equity Residential Properties Trust               INDEMNITORS:

    ------------------------------------          ----------------------------
by: Douglas Crocker II                            Preston Butcher
    President, Chief Executive Officer
    and Trustee

                                                  ----------------------------
                                                  W. Dean Henry
    ------------------------------------
by: Bruce C. Strohm
    Executive Vice President, General Counsel
    and Secretary

                                                  ----------------------------
                                                  Denny McLarry
    ------------------------------------
by: Michael J. McHugh
    Executive Vice President, Chief Accounting
    Officer and Treasurer

                                                  ----------------------------
                                                  Edward O'Brien



                                              5

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                                                  ----------------------------
                                                  Jim Woodson


                                                  ----------------------------
                                                  M. Zoellner


                                                  ----------------------------
                                                  Blake Pogue


                                                  ----------------------------
                                                  Brent Pogue


                                                  ----------------------------
                                                  Blair Pogue


                                                  ----------------------------
                                                  John Igoe


                                                  ----------------------------
                                                  Richard Fore


                                                  ----------------------------
                                                  Esther Dunton


                                                  ----------------------------
                                                  Stuart L. Leeder


                                                  ----------------------------
                                                  Gary J. Rossi


                                                  ----------------------------
                                                  Jane Hiber


                                                  ----------------------------
                                                  Roy L. Titchworth


                                                6

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                    ----------------------------
                    Edward T. Hewitt


                    ----------------------------
                    Richard H. Semple Jr.


                    ----------------------------
                    Guy Hays


                    ----------------------------
                    Jeffrey Byrd


                    Mack Pogue, Inc.

                    by:
                       ----------------------------
                       [Mack Pogue, President]


                       LPC# 232, a California Limited Partnership

                    by:
                       ----------------------------
                       Preston Butcher, General Partner


                       LPC# 265, a California Limited Partnership

                    by:
                       ----------------------------
                       Gary J. Rossi, General Partner


                                         7

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                       LPC# 1213, a California Limited Partnership

                    by:
                       ----------------------------
                       Stuart L. Leeder, General Partner


                       LPC# 619, a California Limited Partnership

                    by:
                       ----------------------------
                       Gary J. Rossi, General Partner


                       LPC# 234, a California Limited Partnership

                    by:
                       ----------------------------
                       Preston Butcher, General Partner


                       LPC# 276, a California Limited Partnership

                    by:
                       ----------------------------
                       Stuart L. Leeder, General Partner


                       LPC# 292, a California Limited Partnership

                    by:
                       ----------------------------
                       Stuart L. Leeder, General Partner


                       LPC# 2232, a California Limited Partnership

                    by:
                       ----------------------------
                       Preston Butcher, General Partner


                       LPC# 2236, a California Limited Partnership

                    by:
                       ----------------------------
                       Preston Butcher, General Partner


                       LPC# 2252, a California Limited Partnership

                    by:
                       ----------------------------
                       Gary J. Rossi, General Partner


                                                8

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                       LPC# 1389, a California Limited Partnership

                    by:
                       ----------------------------
                       Gary J. Rossi, General Partner


                                                  9